UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2023

Zumiez Inc.

(Exact name of registrant as specified in its charter)

Washington	000-51300	91-1040022
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 204th Street SW, Lynnwood, WA 98036
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (425) 551-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ZUMZ	Nasdaq Global Select

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Approval of the Zumiez Inc. 2023 Equity Incentive Plan and 2023 Employee Stock Purchase Plan

At the Annual Meeting of Shareholders (the “Annual Meeting”) of Zumiez Inc. (the “Company”) held on May 31, 2023, the Company’s shareholders approved the Zumiez Inc. 2023 Equity Incentive Plan (the “2023 Equity Plan”). The 2023 Equity Plan was adopted by the Company’s board of directors (the “Board”) on March 8, 2023, subject to shareholder approval. The terms of the 2023 Equity Plan are described in the Company’s 2023 Proxy Statement, which was filed with the Securities and Exchange Commission on April 21, 2023. The 2023 Plan is included as Exhibit 10.30 to this report and is incorporated herein by reference.

On March 7, 2023, the Compensation Committee of the Board approved, and on March 8, 2023, the full Board approved, the forms of terms and conditions for future restricted stock awards, restricted stock unit awards and stock option awards that may be granted to executive officers and non-employee directors. Copies of the new forms of Restricted Stock Award Agreement, Restricted Stock Unit Award Agreement and Stock Option Award Agreement are filed as Exhibit 10.31, Exhibit 10.32 and Exhibit 10.33, respectively, to this report and are incorporated herein by reference.

Also, at the Annual Meeting, the Company’s shareholders approved the Zumiez Inc. 2023 Employee Stock Purchase Plan (the “2023 ESPP”). The 2023 ESPP was adopted by the Board on March 8, 2023, subject to shareholder approval. The terms of the 2023 ESPP are described in the Company’s 2023 Proxy Statement, which was filed with the Securities and Exchange Commission on April 21, 2023. The 2023 Plan is included as Exhibit 10.34 to this report and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the shareholders of the Company voted on six proposals. The proposals are described in detail in the Company’s 2023 Proxy Statement, which was filed with the Securities and Exchange Commission on April 21, 2023. The final results for the votes regarding each proposal are set forth below.

Proposal Number One: Shareholders elected Thomas D. Campion, Liliana Gil Valletta and Carmen R. Bauza as directors to each serve a three-year term until the 2026 Annual Meeting of Shareholders. The results of the vote were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Thomas D. Campion	15,587,343	1,007,995	991	430,285
Liliana Gil Valletta	15,226,116	1,215,957	154,256	430,285
Carmen R. Bauza	16,193,247	402,541	541	430,285

Proposal Number Two: Shareholders approved an advisory, non-binding, vote on executive compensation. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
16,201,844	378,739	15,724	430,285

Proposal Number Three: Shareholders indicated their preference that the advisory vote on executive compensation be held on an annual basis. The results of the vote were as follows:

1 Year	2 Years	3 Years	Abstain
11,594,008	6,034	4,766,623	229,664

Based on the Board of Directors’ recommendation in the Proxy Statement and the voting results with respect to the frequency of future advisory votes on executive compensation, the Board of Directors has determined that it will adopt the frequency that the majority of shareholders indicated as their preference and include in the annual shareholder meeting proxy materials in future years a shareholder vote on executive compensation on an annual basis.

Proposal Number Four: Shareholders approved the Zumiez Inc. 2023 Equity Incentive Plan. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
9,108,246	7,359,653	218,430	430,285

Proposal Number Five: Shareholders approved the Zumiez Inc. 2023 Employee Stock Purchase Plan. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
15,091,293	1,503,677	1,359	430,285

Proposal Number Six: Shareholders ratified the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 3, 2024. The results of the vote were as follows:

For	Against	Abstain
16,968,542	56,609	1,463

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description of Document

10.30	Zumiez Inc. 2023 Equity Incentive Plan

10.31	Form of Restricted Stock Award Agreement and Terms and Conditions

10.32	Form of Restricted Stock Unit Award Agreement and Terms and Conditions

10.33	Form of Stock Option Award Agreement and Terms and Conditions

10.34	Zumiez Inc. 2023 Employee Stock Purchase Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZUMIEZ INC.

Dated: June 2, 2023	By:	/s/ Chris Visser
Chris K. Visser
Chief Legal Officer & Secretary